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                                                                   Exhibit 10.18


      FOURTH AMENDMENT TO RESTAURANT MANAGEMENT AGREEMENT made as of the 25th of December, 2000 by and between Post House Investors L.P. having an office at 11 East 44th Street, New York, New York ("Post House Investors") and the New York Restaurant Group, Inc., a domestic corporation with offices at 1114 First Avenue, New York, New York 10021 ("Restaurant Group").

                                   WITNESSETH

      WHEREAS, pursuant to an agreement made as of the 26th day of February, 1991, between NABIL CHARTOUNI and FOUAD CHARTOUNI, on the one hand, and the Restaurant Group on the other hand, the CHARTOUNIS retained the Restaurant Group as an independent contractor to provide administrative managerial and operating services in connection with the operation of the restaurant known as the POST HOUSE; and

      WHEREAS, POST HOUSE INVESTORS are the designees of NABIL CHARTOUNI and FOUAD CHARTOUNI under a certain asset purchase agreement dated November 20, 1991 concerning the purchase of the POST HOUSE RESTAURANT from POST HOUSE ASSOCIATES; and

      WHEREAS, on the closing of such sale POST HOUSE INVESTORS agreed to be bound under the terms of the February 26, 1991 management agreement; and

      WHEREAS, the closing of such asset purchase agreement took place on January 24, 1992; and

      WHEREAS, the term of the restaurant management agreement commenced on such closing date, that is January 24, 1992; and

      WHEREAS, by its terms, the restaurant management agreement commenced on such date for the term of three years, expiring on January 23, 1995; and

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      WHEREAS, by agreement dated December 12, 1994, the parties extended the term of such agreement for a period of two years, through January 23, 1997, and amended the agreement in certain respects; and

      WHEREAS, by agreement dated October 29, 1996, the parties further extended the term of such agreement for an additional period of two years, through January 23, 1999; and

      WHEREAS, by agreement dated November , 1998, the parties further extended the term of such agreement for an additional period of two years, through January 23, 2001; and

      WHEREAS, the parties wish to further extend the term of such restaurant management agreement; and

      NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, it is agreed as follows:

      1. The term of the February 26, 1991 management agreement shall be extended for an additional two years commencing on January 24, 2001 and terminating on January 23, 2003.

      2. As compensation for the Restaurant Group's services, during the term of this renewal, Post House Investors shall pay to the Restaurant Group an amount equal to 6% of all Restaurant sales, as defined in the December 6, 1994, first amendment to Restaurant Management Agreement.

      3. Paragraph 6 of the February 26, 1991 Management Agreement shall be amended to provide that persons designated as signatories by the Restaurant Group shall not have the authority to sign a check for an amount in excess of $5,000.00.

      4. The Chartounis acknowledge that, in order for the restaurant to continue to be operated as a first class facility, it will be necessary to undertake the physical plant improvements set forth on Schedule A. The Chartounis agree to supply the additional funding, and perform work no later than Sept. 30th, 2001.

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      5. Except as herein specifically amended herein, and as amended in the
December 6, 1994 first amendment, and October 29, 1996 second amendment, and the November , 1998 third amendment, the February 26, 1991 agreement shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have executed this agreement on the year and day first above written.

                                        POST HOUSE INVESTORS, L.P.

                                        By: KENSICO PROPERTIES, N.Y., INC.


                                           /s/ FOUAD CHARTOUNI
                                           -------------------------------------
                                           FOUAD CHARTOUNI, PRES.

                                        THE SMITH & WOLLENSKY
                                        RESTAURANT GROUP, INC.


                                        By: /s/ Alan M. Mandel
                                           -------------------------------------
                                           ALAN M. MANDEL